UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2021

CRESTWOOD EQUITY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street

Suite 3400

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(832) 519-2200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	CEQP	New York Stock Exchange
Preferred units representing limited partner interest	CEQP-P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Sixth Amended and Restated Agreement of Limited Partnership of the Partnership

On August 20, 2021, the Fifth Amended and Restated Agreement of Limited Partnership of the Crestwood Equity Partners LP, a Delaware limited partnership (the “Partnership”), was amended and restated as the Sixth Amended and Restated Agreement of Limited Partnership of the Partnership (the “Amended Partnership Agreement”) to, among other things, provide the holders of common units representing limited partner interests of the Partnership (“Common Units”) with voting rights in the election of the members of the board of directors (the “Board”) of Crestwood Equity GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”) on a staggered basis beginning in 2022. Pursuant to the Amended Partnership Agreement, effective on the Closing Date, the Board has been divided into three classes of directors. Three Class I directors will serve for an initial term that expires at the 2022 annual meeting, three Class II directors will serve for an initial term that expires at the 2023 annual meeting, and one Class III director will serve for an initial term that expires at the 2024 annual meeting.

The summary of the Amended Partnership Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Partnership Agreement, which is filed herewith as Exhibit 3.1 and is incorporated into this Item 1.01 by reference.

Second Amended and Restated Limited Liability Company Agreement of the General Partner

On August 20, 2021, the Amended and Restated Limited Liability Company Agreement of the General Partner was amended and restated as the Second Amended and Restated Limited Liability Company Agreement of the General Partner (the “Amended LLC Agreement”) to, among other things, reflect the provisions in the Amended Partnership Agreement providing the holders of Common Units with voting rights in the election of the members of the Board on a staggered basis beginning in 2022.

The summary of the Amended LLC Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended LLC Agreement, which is filed herewith as Exhibit 3.2 and is incorporated into this Item 1.01 by reference.

First Amendment to Third Amended and Restated Limited Liability Company Agreement of Crestwood Niobrara LLC

On August 20, 2021, the Third Amended and Restated Limited Liability Company Agreement of Crestwood Niobrara LLC (the “Crestwood Niobrara LLC Agreement”) was amended by the First Amendment to the Crestwood Niobrara LLC Agreement (the “First Amendment”) to, among other things, reflect provisions in the First Amendment relating to procedures associated with a Change of Control of the Preferred Units (as defined in the Crestwood Niobrara LLC Agreement).

The summary of the First Amendment in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is filed herewith as Exhibit 4.1 and is incorporated into this Item 1.01 by reference.

Item 3.03.	Material Modification to the Rights of Security Holders.

The description of the Sixth Amended and Restated Agreement of Limited Partnership of the Partnership, the Second Amended and Restated Limited Liability Company Agreement of the General Partner and the First Amendment set forth under Item 1.01 above is incorporated into this Item 3.03 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2021, the Crestwood Equity Partners LP 2018 Long Term Incentive Plan was amended by the First Amendment to the Crestwood Equity Partners LP 2018 Long Term Incentive Plan (the “LTIP Amendment”), to among other things, reflect provisions in the LTIP Amendment relating to procedures associated with a Change of Control (as defined in the LTIP Amendment) and to authorize 4.0 million Units that may be delivered on and after the Amendment Effective Date with respect to Awards under the Plan.

Item 8.01.	Other Events.

Reference is made hereby to the Purchase Agreement, dated as of March 25, 2021 (the “Purchase Agreement”), by and among (i) the Partnership, as the purchaser, (ii) Crestwood Holdings LLC, a Delaware limited liability company, as the seller (“Seller”), and (iii) for limited purposes under the Purchase Agreement, the General Partner. A copy of the Purchase Agreement has been filed with the United States Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on March 26, 2021.

Pursuant to the Purchase Agreement, the Partnership acquired the General Partner, certain related entities, and certain of its common units and subordinated units held by such entities from Seller (the “GP Buy-In Transaction”). The Purchase Agreement provided that on a date referred to therein as the “Post-Closing Assignment Date,” the conveyance, transfer and assignment from the Seller to the Partnership of 99% of the outstanding limited partner interests and all of the outstanding general partner interests, of Crestwood Holdings LP, a Delaware limited partnership which owns all of the outstanding limited liability company interests in the General Partner, would become effective. In accordance with the terms of the Purchase Agreement, the Post-Closing Assignment Date occurred on August 20, 2021, and consequently such conveyance, transfer and assignment of such equity interests, pursuant to the GP Buy-In Transaction, became effective on August 20, 2021.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Sixth Amended and Restated Agreement of Limited Partnership of Crestwood Equity Partners LP dated August 20, 2021.

3.2	Second Amended and Restated Limited Liability Company Agreement of Crestwood Equity GP LLC dated August 20, 2021.

4.1	First Amendment to Third Amended and Restated Limited Liability Company Agreement of Crestwood Niobrara LLC dated as of April 9, 2019.

10.1	First Amendment to Crestwood Equity Partners LP 2018 Long Term Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD EQUITY PARTNERS LP

	By:	Crestwood Equity GP LLC, its General Partner

Date: August 20, 2021	By:	/s/ Michael Post
Michael Post
Vice President, Associate General Counsel & Corporate Secretary